UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

AMERICAN FINANCE TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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405 Park Avenue, 4th Floor
New York, New York 10022
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 31, 2018
April 9, 2018
To the Stockholders of American Finance Trust, Inc.:
I am pleased to invite our stockholders to the 2018 Annual Meeting of Stockholders (“Annual Meeting”) of American Finance Trust, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Thursday, May 31, 2018 at The Core Club, located at 66 E. 55th Street, New York, NY 10022, commencing at 2:30 p.m. (local time). At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two members of the Board of Directors to serve until the 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, and (3) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.
Our Board of Directors has fixed the close of business on April 2, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. We make proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxyvote.com/AFIN. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Katie P. Kurtz Katie P. Kurtz Chief Financial Officer, Secretary and Treasurer

AMERICAN FINANCE TRUST, INC.
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Stockholder Proposals in the Proxy Statement	36
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	36
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405 Park Avenue, 4th Floor
New York, New York 10022
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of American Finance Trust, Inc., a Maryland corporation (the “Company”), for use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2017 (our “2017 10-K”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 405 Park Avenue, 4th Floor, New York, New York 10022. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2017 10-K have either been mailed to you or been made available to you on the Internet. Mailing to our stockholders is expected to commence on or about April 11, 2018. Additional copies of this Proxy Statement and our 2017 10-K will be furnished to you, without charge, by writing us at American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on May 31, 2018
This Proxy Statement, the Notice of Annual Meeting and our 2017 10-K are available at:
www.proxyvote.com/AFIN

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Edward M. Weil, Jr. and Katie P. Kurtz, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Thursday, May 31, 2018, at 2:30 p.m. (local time) at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Stanley R. Perla and Edward G. Rendell as Class I directors to serve until our 2021 Annual Meeting and until their successors are duly elected and qualify;

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ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on April 2, 2018 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, 104,945,947 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Unless separate authorization has been obtained from a beneficial holder previously granted voting power by the custodian or other record holder of such beneficial owner’s shares, the Company will rely on prior authorization to directly solicit and accept votes cast by each beneficial holder.
Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Stanley R. Perla and Edward G. Rendell as Class I directors and a vote “FOR” the ratification of the appointment of KPMG.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/AFIN;

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by telephone, for automated voting (800) 690-9603 at any time prior to 11:59 p.m. on May 30, 2018, and follow the instructions provided on the proxy card; or

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by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the enclosed proxy card.
If you elect to attend the Annual Meeting, you can submit your vote in person, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of Common Stock will be voted “FOR” the election of Stanley R. Perla and Edward G. Rendell as Class I directors and “FOR” the ratification of the appointment of KPMG. With respect to any other proposals to be voted on, your shares of Common Stock will be voted in the discretion of Mr. Weil and Ms. Kurtz, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a proxy or voting instruction from the voting institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in street name and you wish to attend the Annual Meeting and/or vote in person, you must bring your broker or bank voting instruction card and a proxy, executed in your favor, from the record holder of your shares. In addition, you must bring valid government-issued photo identification, such as a driver’s license or a passport.
Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Ms. Kurtz, our Secretary, in writing;

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attending the meeting and voting in person;

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returning another proxy card dated after your first proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements to elect the Board of Director nominee?

A:
There is no cumulative voting in the election of our directors. The election of our nominees for director requires the affirmative vote of the holders of a plurality of all of the votes cast at a meeting at which a quorum is present, in person or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Q:
What are the voting requirements to approve the proposal to ratify the appointment of KPMG, the Company’s independent registered public accounting firm for the year ending December 31, 2018?

A:
The proposal to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2018 requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present. For purposes of ratification of the appointment of KPMG as the Company’s independent registered public accounting firm, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted “FOR” (1) the election of Stanley R. Perla and Edward G. Rendell as Class I directors to serve until our 2021 Annual Meeting and until their successors are duly elected and qualify and (2) the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee is not authorized to vote or does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Unless separate authorization has been obtained from a beneficial holder previously granted voting power by the custodian or other record holder of such beneficial owner’s shares, the Company is authorized to solicit and accept votes cast by each beneficial holder.

Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the election of Stanley R. Perla and Edward G. Rendell as Class I directors and the ratification of the appointment of KPMG, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Weil and Ms. Kurtz, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2019 annual meeting of stockholders (the “2019 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of such other business, in Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”). To be eligible for presentation to and action by the stockholders at the 2019 Annual Meeting under our current bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than November 12, 2018 and no later than 5:00 p.m. Eastern Time on December 12, 2018. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2019 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must be received by our secretary no later than December 12, 2018. Proposals should be sent via registered, certified or express mail to: American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. For additional information, see “Stockholder Proposals for the 2019 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay Broadridge aggregate fees of approximately $18,000 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, American Finance Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, by telephone, facsimile or other means, for which they will not receive any additional compensation.

Q:
Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, employees of Broadridge and affiliates of our Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/AFIN.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.
Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2017 10-K or this Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

A:
Please call Broadridge, our proxy solicitor, at (855) 928-4489.

Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, our 2017 10-K or any documents relating to any of our future stockholder meetings, please contact: American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York, 10022, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.americanfinancetrust.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our day-to-day operations and our Advisor. The Advisor is controlled by AR Global Investments, LLC (“AR Global”). In accordance with our charter, our Board of Directors is divided into three classes of directors, and our Board of Directors has determined that, effective at the Annual Meeting, the initial members of each class of directors will be as follows:
Class I
Stanley R. Perla
Governor Edward G. Rendell
Class II
Leslie D. Michelson
Class III
Lisa D. Kabnick
Edward M. Weil, Jr..
One of our current independent directors, David Gong, is not standing for re-election at the Annual Meeting and therefore is not included as an initial member of any of the classes. The Company thanks Mr. Gong for his service on the Board. At the Annual Meeting, two Class I directors will be elected to serve until the 2021 Annual Meeting and until their successors are duly elected and qualify. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. Accordingly, the term of Mr. Michelson as a Class II director will extend until the 2019 Annual Meeting and until his successor is duly elected and qualifies, and the terms of Ms. Kabnick and Mr. Weil as a Class III directors will extend until the 2020 Annual Meeting and until their successors are duly elected and qualifies
The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law, nor more than 15. The number of directors on our Board is currently fixed at six, of which five are independent directors, and the Board has taken action to reduce the size of the Board to five, effective at the Annual Meeting when Mr. Gong’s current term as a director will expire.

Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Stanley R. Perla and Edward G. Rendell, who will become the initial Class I directors at the Annual Meeting and are nominees for election as a Class I director at the Annual Meeting, for each of the continuing members of our Board who will be Class II or Class III directors and for each of our executive officers:
Director Nominees	Class	Age	Position	Director Since
Stanley R. Perla	I	74	Independent Director, Audit Committee Chair	2013
Edward G. Rendell	I	74	Independent Director, Compensation Committee Chair	2017
Continuing Directors
Leslie D. Michelson	II	67	Independent Director	2017
Lisa D. Kabnick	III	62	Lead Independent Director, Nominating and Corporate Governance Committee Chair	2015
Edward M. Weil, Jr.	III	51	Chief Executive Officer, President and Chair of Board	2015
Executive Officers (not listed above)
Katie P. Kurtz	N/A	38	Chief Financial Officer, Secretary and Treasurer	N/A
Nominees for Class I Directors
Stanley R. Perla
Stanley R. Perla has served as an independent director of the Company since April 2013 and will be a Class I director. Mr. Perla has served as our audit committee chair since March 2018. Mr. Perla has served as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) (“HOST”) since January 2014, including as lead independent director since December 2014. Mr. Perla previously served as a trustee of American Real Estate Income Fund (“AREIF”) from May 2012 until its liquidation in August 2016. Mr. Perla previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from August 2014 until January 2016. Mr. Perla served as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. (“DNAV”) from March 2012 until April 2013. Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. From July 2003 to May 2008, he was the director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011, he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to them from June 2011 to March 2012. From May 2012 until December 2015, Mr. Perla provided consulting services to Friedman LLP, a public accounting firm. His area of expertise for the past 40 years has been real estate and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. Mr. Perla has served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. since January 2004 and GTJ REIT, Inc. since January 2013. Mr. Perla previously served as a director and chair of the audit committee for American Mortgage Acceptance Company from January 2004 to April 2010 and Lexington Realty Trust from August 2003 to November 2006. Mr. Perla earned an M.B.A. in Taxation and a B.B.A. in Accounting from Baruch College.
We believe that Mr. Perla’s extensive experience as partner at Ernst & Young LLP, as the director of Internal Audit at Vornado Realty Trust, as a managing partner of Cornerstone Accounting Group, his experience as a director of the companies described above and his over 40 years of experience in real estate, make him well qualified to serve as a member of our Board of Directors.

Edward G. Rendell
Gov. Rendell joined our Board of Directors in February 2017 at the completion of the Merger with American Realty Capital — Retail Centers of America, Inc. (“RCA”) pursuant to the Merger Agreement and will be a Class I director. See “Certain Relationships and Related Transactions” for more information regarding the Merger and the Merger Agreement. Gov. Rendell has served as our compensation committee chair since March 2018. He had served as an independent director of RCA since October 2012 and also previously served as an independent director of RCA from February 2011 until March 2012. Gov. Rendell has also served as an independent director of Global Net Lease, Inc. (“GNL”) since March 2012 and as an independent director of Healthcare Trust, Inc. (“HTI”) since December 2015. Gov Rendell has served as an independent director of Business Development Corporation of America (“BDCA”), an entity which was previously advised by an affiliate of AR Global until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C., since January 2011. Gov. Rendell previously served as an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016.
Gov. Rendell served as an independent director of American Realty Capital Trust III, Inc. (“ARCT III”) from March 2012 until the close of ARCT III’s merger with VEREIT, Inc. (formerly known as American Realty Capital Properties, Inc. “VEREIT”) in February 2013. Gov. Rendell served as an independent director of VEREIT from February 2013 until April 2015. Gov. Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. Gov. Rendell also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, Gov. Rendell eliminated a $250 million deficit, balanced the city’s budget and generated five consecutive budget surpluses. Gov. Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Gov. Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986, Gov. Rendell was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, Gov. Rendell was a candidate for the mayor of Philadelphia. From 1988 through 1991, Gov. Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Gov. Rendell was an attorney at the law firm of Ballard Spahr. Gov. Rendell worked on several real estate transactions as an attorney in private practice. An Army veteran, Gov. Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
We believe that Gov. Rendell’s experience as a director or executive officer of the companies described above and his over thirty years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Directors.
Continuing Directors
Leslie D. Michelson
Leslie D. Michelson joined our Board of Directors in February 2017 at the completion of the Merger with RCA pursuant to the Merger Agreement and will be a Class II director. He had served as an independent director of RCA since November 2015, and previously served as an independent director of RCA from March 2012 until October 2012. In addition, Mr. Michelson has served as an independent director of HTI since December 2015, including as non-executive chair since October 2016. Mr. Michelson has served as an independent director of BDCA since January 2011, including as lead independent director since February 2016.
Mr. Michelson previously served as an independent director of BDCA II from August 2014 until its liquidation and dissolution in September 2016 and as an independent trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017. Mr. Michelson previously served as an independent director of American Realty Capital Healthcare Trust, Inc. (“HT”) from January 2011 until July 2012 and as lead independent director of HT from July 2012 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Michelson served as an independent director of American Realty Capital Trust, Inc. (“ARCT”) from

January 2008, including as lead independent director from July 2012, until the close of ARCT’s merger with Realty Income Corporation in January 2013. Mr. Michelson also served as an independent director of VEREIT from October 2012 until April 2015. Mr. Michelson also served as an independent director of BDCA Venture, Inc. from June 2014 until June 2015. Mr. Michelson served as lead independent director of Realty Finance Trust, Inc. (now known as Benefit Street Partners Realty Trust, Inc., “RFT”) from January 2013 until November 2014. Mr. Michelson served as an independent director of DNAV from August 2011 until February 2012 and as an independent director of New York REIT, Inc. (“NYRT”) from October 2009 until August 2011.
Since April 2007, Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a company which assists corporate employees and their dependents, families and individuals obtain the best healthcare. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He has served as a director of Druggability Technologies Holdings Ltd., a proprietary pharmaceutical product business dedicated to the development and commercialization of high-value pharmaceutical products, since April 2013. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from 2002 until 2006 and served on its board of directors from 2002 until 2013. Mr. Michelson served on the board of directors of Catellus Development Corp. (“Catellus”), from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the audit committee of the board of directors, of Catellus for five years and served at various times as the chairman of the audit committee and the compensation committee. From 2001 to 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From 2000 to 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1998 to 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson served as a director of Nastech Pharmaceutical Company Inc., a Nasdaq-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company from 2007 to 2010. Also since 2004, he has been and is a director of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis, commonly known as Lou Gehrig’s disease. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.
We believe that Mr. Michelson’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Directors.
Lisa D. Kabnick
Lisa D. Kabnick has served as an independent director of the Company since August 2015 and will be a Class III director. Ms. Kabnick has served as our nominating and corporate governance committee chair since April 2016 and also has served as our lead independent director since March 2018. Ms. Kabnick has served as a Senior Adivsor for Pepper Hamilton, LLP since September 2017. Ms. Kabnick previously served as a Senior Advisor at Reed Smith LLP (“Reed Smith”) from January 2015 until September 2017 and previously served as a partner at Reed Smith from January 2003 until December 2014. Previously, Ms. Kabnick served as Chair of the Global Financial Transactions group of Reed Smith from January 2013 until December 2014. Ms. Kabnick was also the Leader of Reed Smith’s Finance Group from December 2008 through June 2015 as well as the Vice-Chair of Reed Smith’s Global Financial Industry Group from December 2008 through December 2012. Prior to joining Reed Smith, Ms. Kabnick was a practicing attorney with Pepper Hamilton, LLP, where she was a partner since 1988 and Chair of the Financial Services Practice Group since 1997. Since April 2015, Ms. Kabnick has been a member of the Board of Directors of Philadelphia Media Network, PBC, the publisher of the Philadelphia Inquirer and Daily News and operator of philly.com, where she is vice chair of the board and chairs the Audit/Finance Committee. Since January 2017, Ms. Kabnick has been a member of the board of directors of CFG Community Bank

(“CFG”) and a member of the Risk Management and Compensation Committees. CFG is regulated by both the Federal Reserve Bank of Richmond and the Maryland Office of the Commissioner of Financial Regulation. From August 2013 until October 2015, Ms. Kabnick served as a member of the board of directors of Vertisense, Inc. (formerly known as Alcohoot, Inc.), a start-up breathalyzer company. From 2006 through 2013, Ms. Kabnick was a member of the board of directors of the Kimmel Center, the performing arts center in Philadelphia, Pennsylvania. Since 2001, Ms. Kabnick has been a member of the board of directors of the Ongava Game Reserve, a 125 square mile game reserve in Namibia. Ms. Kabnick has also served on a number of community and non-profit boards, including as a Northeast Trustee for the Boys and Girls Clubs of America, United Way of Greater Philadelphia and Southern New Jersey Council, Pennsylvania Ballet, and on the Trustee’s Council of Penn Women for the University of Pennsylvania. Ms. Kabnick has been the recipient of numerous awards and honors relating to her professional career, including being recognized in Chambers USA, Best Lawyers in America, and Pennsylvania Super Lawyers, and has been honored by Real Philly magazine in 2005 as Trailblazer Honoree and Woman of Distinction.
We believe Ms. Kabnick’s over 35 years of experience as an advisor to corporate boards, international commercial lawyer, private investor, and member of profit- and non-profit boards of directors makes her well qualified to serve on our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as chairman of the Board of Directors and as chief executive officer and president of the Company, the Advisor and the Property Manager (defined below) since November 2015 and will be a Class III director. Mr. Weil also previously served as an executive officer of the Company, the Advisor and the Property Manager from their formation in January 2013 until November 2014, and served as a director of the Company from January 2013 to September 2014. Mr. Weil has also been the chief executive officer of AR Global since January 2016 and has a non-controlling interest in the parent of AR Global. Mr. Weil has served as a director of GNL since January 2017 and previously served as an executive officer of GNL, the GNL advisor and the GNL property manager from their formation in July 2011, July 2011 and January 2012, respectively, until October 2014 and previously served as a director of GNL from May 2012 to September 2014. Mr. Weil has served as executive chairman of American Realty Capital New York City REIT, Inc. (“NYCR”) and as chief executive officer, president and secretary of NYCR, the NYCR advisor and the NYCR property manager since March 2017. Mr. Weil has served as executive chairman of American Realty Capital Healthcare Trust III, Inc. (“HT III”) since November 2015, and previously served as an executive officer of HT III, the HT III advisor and the HT III property manager from their respective formations in April 2014 until November 2014. Mr. Weil has served as a director of HTI since October 2016 and previously served as the president, treasurer and secretary of HTI, the HTI advisor and the HTI property manager since their formation in October 2012 until November 2014, and served as an executive officer from October 2012 through March 2014.
Mr. Weil previously served as executive chairman of the board of directors of Global II from November 2015 until the close of Global II’s merger with GNL in December 2016, and previously served as an executive officer of Global II, the Global II advisor and the Global II property manager from their respective formations in April 2014 until October 2014. Mr. Weil previously served as a director of BDCA, from December 2015 until November 2016. Mr. Weil previously served as chief executive officer, president and chairman of RCA and the RCA advisor from December 2015 until the close of our merger with RCA in February 2017, and previously served as an executive officer of RCA and the RCA advisor from their formation in July 2010 and May 2010, respectively, until November 2014. Mr. Weil previously served as a trustee of AREIF from May 2012 until its liquidation in August 2016. Mr. Weil previously served as a trustee of RCIFT, a family of mutual funds advised by an affiliate of AR Global, from April 2013 until its dissolution in January 2017.
Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil served as an executive officer of NYRT, the NYRT property manager and the NYRT advisor from their formation in October 2009 until November 2014. Mr. Weil served as an executive officer of HT, the HT advisor and the HT property manager from their formation in August 2010 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of

ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with VEREIT in February 2013. Mr. Weil served as an executive officer of DNAV, the DNAV advisor and the DNAV property manager since their formation in September 2010 until November 2014, as a director of DNAV from September 2010 until August 2014, and again as an executive officer of DNAV from November 2015 until its dissolution and liquidation in April 2016. Mr. Weil served as a director of VEREIT from March 2012 until June 2014. Mr. Weil also served as an executive officer of VEREIT from its formation in December 2010 until February 2013. Mr. Weil served as an executive officer of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from their formation in February 2012 and as a director of ARCT IV from January 2014, in each case until the close of ARCT IV’s merger with VEREIT in January 2014. Mr. Weil served as the president, treasurer and secretary of RFT and the RFT advisor from November 2012 until January 2013. Mr. Weil served as an executive officer of the Phillips Edison Grocery Center REIT II, Inc. advisor from July 2013 until October 2014. Mr. Weil has served as a member of the board of directors of the sub-property manager of HOST from August 2013 until November 2014. Mr. Weil served as chief executive officer and president of the general partner of American Energy Capital Partners — Energy Recovery Program, LP from its formation in October 2013 until November 2014. Mr. Weil previously served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015, and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016. On March 8, 2017, the creditor trust established in connection with the RCAP bankruptcy filed suit against AR Global, the parent of our Advisor, our Advisor, advisors of other entities sponsored by the parent, and the parent’s principals (including Mr. Weil). The suit alleges, among other things, certain breaches of duties to RCAP. We are neither a party to the suit, nor are there any allegations related to the services the Advisor provides to us. On May 26, 2017, the defendants moved to dismiss. On November 30, 2017, the court issued an opinion partially granting the defendants’ motion. Our Advisor has informed us that it believes that the suit is without merit and intends to defend against it vigorously. Mr. Weil previously served as an executive officer of American Realty Capital — Retail Centers of America II, Inc. (“RCA II”) and the RCA II advisor from April 2014 until November 2014. Mr. Weil served on the board of trustees of United Development Funding Income Fund V until October 2014.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“AFRT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses.
We believe that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Executive Officers
Katie P. Kurtz
Katie P. Kurtz has served as the chief financial officer, secretary and treasurer of the Company, the Advisor and the Property Manager since November 2017. Ms. Kurtz has served as the chief financial officer, treasurer and secretary of HTI, the HTI advisor and the HTI property manager since December 2015. Ms. Kurtz has served as the chief financial officer, treasurer and secretary of NYCR, the NYCR advisor and the NYCR property manager since November 2017. She has served as chief financial officer, treasurer and secretary of HT III, the HT III advisor and the HT III property manager since December

2015. Ms. Kurtz previously served as the chief financial officer, treasurer and secretary of RCA and the RCA advisor from November 2015 until the close of RCA’s merger with AFIN in February 2017. She previously served as chief financial officer, treasurer and secretary of BDCA II from August 2014 until December 2015, as chief financial officer and treasurer of Crossroads Capital, Inc. (f/k/a BDCA Venture, Inc.) from October 2014 until December 2015 and as chief accounting officer for BDCA from December 2013 until December 2015.
Prior to joining AR Global, the parent of the Advisor, in July 2013, Ms. Kurtz was employed as vice president by The Carlyle Group (“Carlyle”), where she served as chief accounting officer for Carlyle GMS Finance, Inc., Carlyle’s business development company. From 2010 to 2012, Ms. Kurtz served as director of finance and controller for New Mountain Finance Corporation (“New Mountain”), an exchange-traded business development company. Prior to New Mountain, Ms. Kurtz served as controller at Solar Capital Ltd., an exchange-traded business development company, and in various accounting and financial reporting roles at GFI Group, Inc. Ms. Kurtz began her career at PricewaterhouseCoopers, LLP. Ms. Kurtz is a certified public accountant in New York State, holds a B.S. in Accountancy and a B.A. in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, our chief executive officer, president and chairman, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 23 meetings and took action by written consent or electronically on 14 occasions during the year ended December 31, 2017. Each of our directors attended at least 95% of the meetings of the Board of Directors while they were a member of the Board of Directors. All of our directors attended our 2017 annual meeting of stockholders. It is our policy to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has approved and formed an audit committee, a compensation committee and a nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Edward M. Weil, Jr. serves as our chief executive officer, president and chairman. As chief executive officer and president of the Company and our Advisor, Mr. Weil is responsible for our operations and business strategy. The Board believes that because the chief executive officer is responsible for operations and business strategy of the Company, which is also a main focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
Lisa D. Kabnick currently serves as our lead independent director. The Board of Directors has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence, and enhance the Board’s ability to fulfill its management oversight responsibilities.
The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on board meeting agendas, represents the views of the independent directors to the Advisor, facilitates communication among the independent directors and between the Advisor and the independent directors, acts as a liaison with service providers, officers, attorneys and other directors generally between meetings and otherwise assumes such responsibilities as may be assigned to him by the Board. The Company compensates any director acting as lead independent director.
We believe that having a majority of independent, experienced directors, including a lead independent director, provides the right leadership structure for the Company and is best for the Company at this time.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board of Directors is actively involved in overseeing risk management for the

Company through its approval of all property acquisitions and incurrence and assumption of debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee oversees the Advisor, manages risks associated with the independence of the members of the Board of Directors, and is responsible for reviewing and approving all transactions with related parties such as the Advisor, AR Global and any parties affiliated with these entities, and resolving other conflicts of interest between the Company and its subsidiaries, on the one hand, and AR Global, any director, the Advisor or their respective affiliates, on the other hand. The compensation committee oversees all compensation plans and, to the extent applicable, the Company’s evaluation of the performance of officers. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Audit Committee
The Board of Directors established our audit committee in March 2013. Our audit committee held eight meetings during the year ended December 31, 2017. Our directors attended all meetings while they were members of the audit committee. The charter of the audit committee is available to any stockholder sends a request to American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, NY 10022. The audit committee charter is available on the Company’s website, www.americanfinancetrust.com. Our audit committee is currently comprised of Ms. Kabnick and Messrs. Perla, Michelson and Gong, each of whom is “independent” within the meaning of the applicable requirements set forth in the Exchange Act and the applicable SEC rules as well as the listing standards of the Nasdaq Stock Market (the “Nasdaq”). Mr. Perla is currently the chair of our audit committee. After the Annual Meeting, Mr. Gong will no longer be a member of the Board or the audit committee. The Board has determined that each of Ms. Kabnick and Messrs. Perla and Michelson is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2017 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The Board of Directors established a compensation committee in April 2015. Our compensation committee held one meeting during the year ended December 31, 2017. Our directors attended all meetings while they were members of the compensation committee. The compensation committee charter is available to any stockholder who sends a request to American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, NY 10022. The compensation committee charter is also available on the Company’s website, www.americanfinancetrust.com. The compensation committee is currently comprised of Ms. Kabnick and Messrs. Perla, Michelson, Rendell and Gong, each of whom is “independent” within the meaning of the applicable requirements set forth in the Exchange Act and the applicable SEC rules as well as the listing standards of the Nasdaq. Gov. Rendell is currently the chair of our compensation committee. After the Annual Meeting, Mr. Gong will no longer be a member of the Board or the compensation committee. In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The principal functions of the compensation committee are to:

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approve and evaluate all compensation plans, policies and programs, if any, as they affect the Company’s executive officers;

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review and oversee management’s annual process, if any, for evaluating the performance of our senior officers;

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oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units, dividend equivalent shares and other equity-based awards;

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assist the Board of Directors and the chairman in overseeing the development of executive succession plans; and

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determine from time to time the remuneration for our non-executive directors.

Nominating and Corporate Governance Committee
The Board of Directors established a nominating and corporate governance committee in April 2015. In April 2016, the Board of Directors expanded the responsibilities of the nominating and corporate governance committee to perform functions previously performed by the former conflicts committee and to continue to perform the functions of a nominating and corporate governance committee. Our nominating and corporate governance committee held seven meetings and took action by written consent on two occasions during the year ended December 31, 2017. Our directors attended all meetings while they were members of the nominating and corporate governance committee. The nominating and corporate governance committee charter is available to any stockholder who sends a request to American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, NY 10022. The nominating and corporate governance committee charter is also available on the Company’s website, www.americanfinancetrust.com. The nominating and corporate governance committee is currently comprised of Ms. Kabnick and Messrs. Perla, Michelson, Rendell and Gong, each of whom is each of whom is “independent” within the meaning of the applicable requirements set forth in the Exchange Act and the applicable SEC rules as well as the listing standards of the Nasdaq. Ms. Kabnick is the chair of the nominating and corporate governance committee. After the Annual Meeting, Mr. Gong will no longer be a member of the Board or the nominating and corporate governance committee.
The principal functions of the nominating and corporate governance committee, which also carries out responsibilities typically carried out by a conflicts committee, are to:
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identify qualified individuals to become directors of the Company;

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recommend director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting;

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recommend committee assignments;

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oversee performance reviews of the Board of Directors and the Advisor;

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review and recommend appropriate corporate governance policies and procedures for the Company; and

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for those actions and transactions brought to the attention of the nominating and corporate governance committee in which we, on the one hand, and any of AR Global, the Advisor, a director, an officer or any affiliate thereof, on the other hand, are involved, the nominating and corporate governance committee has the authority to:

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review and evaluate the terms and conditions, and determine the advisability of the transaction and conflict of interest situations between us and the other party;

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negotiate the terms and conditions of the transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is fair to us and in our best interest;

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction; and

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review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the Advisor’s or its affiliates’ fees and expenses, the reasonableness of the Company’s expenses and the allocation of expenses among the Company and its affiliates and among accounting categories, and report its findings to the Board.

The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the nominating and corporate governance committee reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The nominating and corporate governance committee also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.
The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2019 Annual Meeting” for additional information regarding stockholder nominations of director candidates.
Director Independence
The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the Nasdaq, even though our shares of are not listed on Nasdaq. In the opinion of the Board, each of Mr. Perla, Mr. Michelson, Gov. Rendell and Ms. Tuppeny has no relationship with the Company that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director and are “independent” within the meaning of the listing standards of the Nasdaq as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees in which each of them serve. The Board made a similar determination with respect to Mr. Gong in connection with his nomination for election as a director at our 2017 annual meeting of stockholders.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Katie P. Kurtz, Chief Financial Officer, Secretary and Treasurer. Ms. Kurtz will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.americanfinancetrust.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation of Executive Officers
We have no employees. Our Advisor performs our day-to-day management functions. Our current executive officers, Edward M. Weil, Jr. and Katie P. Kurtz, are each employees of affiliates of the Advisor. We neither compensate our executive officers, nor do we reimburse either our Advisor or our Property Manager, for any compensation paid to individuals who also serve as our executive officers, or the executive officers of our Advisor, our Property Manager or their respective affiliates. As a result, we do not have, and our Board of Directors has not considered, a compensation policy or program for our executive officers and has not included in this Proxy Statement a “Compensation Discussion and Analysis,” a report with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives, a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation or a ratio of the compensation of our chief executive officer to our median employee. See “Certain Relationships and Related Transactions” for a discussion of fees and expense reimbursements payable to the Advisor, the Property Manager and their affiliates.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of our Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.
We pay our independent directors a yearly retainer of  $30,000 for each independent director and an additional yearly retainer of  $55,000 for the lead independent director; $2,000 for each meeting of the Board or any committee personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee) for that day. We may issue shares of Common Stock in lieu of cash to pay fees earned by our directors, at each director’s election. The shares issued are not subject to vesting provisions because these payments, in lieu of cash, are related to fees earned for services performed.
Each independent director also receives a grant of  $30,000 in restricted shares of Common Stock (“restricted shares”) awarded pursuant to our amended and restated employee and director incentive restricted share plan (the “A&R RSP”), on the date of initial election to the Board of Directors and on the date of each annual stockholders’ meeting, in each case valued at the then-current estimated per-share net asset value of Common Stock (“Estimated Per-Share NAV”). These restricted shares vest annually over a five-year period in equal installments with the first installment vesting on the one-year anniversary of initial election to the Board or the date of the annual meeting, as applicable.
The Board has established two special committees, each comprised of Ms. Kabnick and Messrs. Gong and Perla. One special committee was formed in 2016 to evaluate a potential strategic transactions and met twice in 2017, and the other special committee was formed in February 2017 to oversee litigation matters arising from the Merger and met once during 2017. The members of these special committees received an aggregate of  $11,250 as compensation paid on the same basis as cash compensation is paid for service on other committees with respect to those meetings.
We also pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:
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$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

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$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attendance at such external seminar, conference, panel, forum or other industry-related event. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
Our Common Stock is not currently traded on a national securities exchange. On April 29, 2015, the Board of Directors, based on the recommendation of an independent compensation consultant, approved certain changes in cash and equity compensation payable to our directors (with no change to the meeting fee or reimbursement policies) effective upon listing our shares of Common Stock (the “Listing”). We are presently approved to list our Common Stock on Nasdaq under the symbol “AFIN,” subject to the Company being in compliance with all applicable listing standards on the date trading begins. While we intend to list our Common Stock at a time yet to be determined by the Board of Directors, there can be no assurance as to when or if our Common Stock will commence trading or of the price at which our Common Stock may trade.
At the time of Listing, each of our directors is presently expected to receive a one-time retention grant of 16,000 restricted stock units in respect of shares of Common Stock (“RSUs”), vesting annually over a five-year period commencing on the date of grant in equal installments. After a Listing occurs, each of our independent directors would receive an annual fee for his or her services of  $100,000, $50,000 of which would be payable in the form of cash and $50,000 of which is payable in the form of RSUs (vesting annually over a three-year period commencing on the date of grant in equal installments). The lead independent director would receive an additional annual fee of  $105,000, $52,500 of which would be payable in the form of cash and $52,500 of which is payable in the form of RSUs (vesting annually over a three-year period commencing on the date of grant in equal installments). Each independent director would receive $30,000 as an annual fee for his or her service on the audit committee, compensation committee and nominating and corporate governance committee, $15,000 of which would be payable in the form of cash and $15,000 of which would be payable in the form of RSUs (vesting annually over a three-year period commencing on the date of grant in equal installments).
See “Certain Relationships and Related Transactions — Listing Arrangements” for further details regarding other arrangements in connection with a Listing.
The following table sets forth information regarding compensation of our directors during the year ended December 31, 2017:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Edward M. Weil, Jr.	—	—	—	—	—	—	—
David Gong	$172,250(3)	$30,000(4)	—	—	—	$12,776	$215,026
Lisa D. Kabnick	$118,750(5)	$30,000(4)	—	—	—	$4,326	$153,076
Leslie D. Michelson	$71,500(6)	$60,000(4)	—	—	—	$4,134	$135,634
Stanley R. Perla	$104,250(7)	$30,000(4)	—	—	—	$9,497	$143,747
Edward G. Rendell	$60,000(8)	$60,000(4)	—	—	—	$8,487	$128,487

(1)
Value of restricted shares granted during the year ended December 31, 2017 calculated based the Company’s Estimated Per-Share NAV as of December 31, 2016 of  $23.37 per share representing the grant date fair value computed in accordance with FASB ASC Topic 718. Awards vest annually over a five-year period commencing on the date of grant in equal installments. As of December 31, 2017, Mr. Gong, Ms. Kabnick, Mr. Michelson, Mr. Perla and Gov. Rendell held 3,820, 3,020, 2,524, 3,820 and 2,524 unvested restricted shares, respectively.
(2)
The amount reported as “All Other Compensation” represents the value of distributions received during the year ended December 31, 2017 on any restricted shares.

(3)
Mr. Gong earned fees in the amount of  $171,500 for services as a director during the year ended December 31, 2017. The payment of  $172,250 includes $141,417 and $30,833 for services rendered during the years ending December 31, 2017 and 2016, respectively. Mr. Gong is not standing for re-election at the Annual Meeting. All unvested restricted shares held by Mr. Gong will vest upon the expiration of his current term as a director.

(4)
Represents 1,283 restricted shares granted on July 21, 2017.

(5)
Ms. Kabnick earned fees in the amount of  $118,000 for services as a director during the year ended December 31, 2017. The payment of  $118,750 includes $93,000 and $25,750 for services rendered during the years ending December 31, 2017 and 2016, respectively.

(6)
Mr. Michelson earned fees in the amount of  $109,000 for services as a director during the year ended December 31, 2017. Mr. Michelson joined our Board of Directors in February 2017 at the completion of the Merger with RCA pursuant to the Merger Agreement.

(7)
Mr. Perla earned fees in the amount of  $109,000 for services as a director during the year ended December 31, 2017. The payment of  $104,250 includes $84,000 and $20,250 for services rendered during the years ending December 31, 2017 and 2016, respectively.

(8)
Gov. Rendell earned fees in the amount of  $96,500 for services as a director during the year ended December 31, 2017. Gov. Rendell joined our Board of Directors in February 2017 at the completion of the Merger with RCA pursuant to the Merger Agreement.

Share-Based Compensation
Restricted Share Plan
The Board of Directors adopted the A&R RSP on April 29, 2015, pursuant to which we may issue restricted shares and RSUs under specific award agreements to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of our Advisor or of entities that provide services to us, certain consultants to us and our Advisor and its affiliates or to entities that provide services to us.
Under the A&R RSP, we may issue up to 10.0% of our outstanding shares of Common Stock on a fully diluted basis at any time. Restricted share awards entitle the recipient to receive shares of Common Stock from us under terms that provide for vesting over a specified period of time. For restricted share awards granted prior to July 1, 2015, such awards would typically be forfeited with respect to the unvested restricted shares upon the termination of the recipient’s employment or other relationship with us. For restricted share awards granted on or after July 1, 2015, such awards provide for accelerated vesting of the portion of the unvested restricted shares scheduled to vest in the year of the recipient’s voluntary termination or the failure to be re-elected to the Board of Directors. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions to holders of restricted shares payable in shares of Common Stock are subject to the same restrictions as the underlying restricted shares.
RSUs represent a contingent right to receive shares of common stock at a future settlement date, subject to satisfaction of applicable vesting conditions and/or other restrictions, as set forth in the A&R RSP and an award agreement evidencing the grant of RSUs. RSUs may not, in general, be sold or otherwise transferred until restrictions are removed and the rights to the shares of common stock have vested. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any shares underlying any award of RSUs, but such holders are generally credited with dividend or other distribution equivalents that are regarded as having been reinvested in RSUs which are subject to the same vesting conditions and/or other restrictions as the underlying RSUs.
The following table sets forth information regarding securities authorized for issuance under the A&R RSP as of December 31, 2017:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans approved by security holders	—	—	—
Equity Compensation Plans not approved by security holders	—	—	10,493,944
Total	—	—	10,493,944

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the record date, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Edward M. Weil, Jr.(2)	—	—
Katie P. Kurtz	—	—
David Gong(3)	6,431	*
Lisa D. Kabnick(4)	3,765	*
Leslie D. Michelson(5)	14,834	*
Stanley R. Perla(6)	7,098	*
Edward G. Rendell(7)	8,887	*
All directors and executive officers as a group (seven persons)	41,015	*

*
Less than 1%

(1)
The business address of each individual or entity listed in the table is 405 Park Avenue, 4th Floor, New York, New York 10022. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
Mr. Weil, our chief executive officer, president and chairman, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global may own and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 8,888 shares of our Common Stock and 203,526 shares of our Common Stock issuable in exchange for units of limited partner interests in the OP designated as ‘‘OP Units’’ (‘‘OP Units’’) directly or indirectly beneficially owned by AR Global. After holding the OP Units for a period of one year, holders of OP Units have the right to exchange OP Units for shares of Common Stock or, at the option of the OP, the cash value of a corresponding number of shares of Common Stock, in accordance with the limited partnership agreement of the OP.

(3)
Includes 3,820 unvested restricted shares issued to Mr. Gong, all of which vest annually over a five-year period in equal installments, including: (i) 267 shares granted on April 30, 2014; (ii) 533 granted on June 25, 2014; (iii) 744 granted on July 13, 2015; (iv) 993 granted on July 28, 2016; and (v) 1,283 granted on July 21, 2017.

(4)
Includes 3,020 unvested restricted shares issued to Ms. Kabnick, all of which vest annually over a five-year period in equal installments, including: (i) 744 unvested restricted shares granted on August 3, 2015; (ii) 993 granted on July 28, 2016; and (iii) 1,283 granted on July 21, 2017.

(5)
Includes 2,276 unvested restricted shares issued to Mr. Michelson, all of which vest annually over a five-year period in equal installments, including: (i) 993 granted on February 16, 2017; and (ii) 1,283 granted on July 21, 2017.

(6)
Includes 3,820 unvested restricted shares issued to Mr. Perla, all of which vest annually over a five-year period in equal installments, including: (i) 267 granted on April 4, 2013; (ii) 533 granted on June 25, 2014; (iii) 744 granted on July 13, 2015; (iv) 993 granted on July 28, 2016; and (v) 1,283 granted on July 21, 2017.

(7)
Includes 2,276 unvested restricted Shares issued to Mr. Rendell, all of which vest annually over a five-year period in equal installments, including: (i) 993 granted on February 16, 2017; and (ii) 1,283 granted on July 21, 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Mr. Weil, our chief executive officer, president and chairman, also is the chief executive officer and president of our Advisor and our Property Manager. Katie P. Kurtz, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of our Advisor and our Property Manager.
Our Advisor and our Property Manager are owned and controlled directly or indirectly by AR Global, which was the sponsor of our initial public offering. Mr. Weil is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Merger Agreement
On September 6, 2016, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with, among others, RCA. The Merger Agreement provided for the merger of RCA with and into a wholly owned subsidiary of the Company and the merger of RCA’s operating partnership (the “RCA OP”) with and into the Company’s operating partnership, American Finance Operating Partnership, L.P. (the “OP”), (collectively, the “Merger”). The Merger became effective on February 16, 2017 (the “Merger Effective Time”). RCA was sponsored, directly or indirectly, by AR Global and AR Global and its affiliates provided investment and advisory services to RCA pursuant to written advisory agreements. In addition, Mr. Weil, our chief executive officer, president and chairman, also served in the same capacities for RCA prior to the Merger, and two of our directors, Governor Edward G. Rendell and Leslie Michelson, were directors of RCA and joined the Board of Directors at the Merger Effective Time pursuant to the Merger Agreement.
At the Merger Effective Time, each outstanding share of common stock of RCA, $0.01 par value per share (“RCA Common Stock”) (including any restricted shares of RCA Common Stock and fractional shares), was converted into (x) 0.385 shares of Common Stock (the “Stock Consideration”) and (y) cash from the Company, in an amount equal to $0.95 per share (the “Cash Consideration).” In addition, at the Merger Effective Time, (i) each unit of partnership interest of the RCA OP designated as an OP unit issued and outstanding immediately prior to the Merger Effective Time (other than those held by RCA as described in clause (ii) below) was automatically converted into 0.424 validly issued units of limited partnership interest of the OP (the “Partnership Merger Consideration”); (ii) each unit of partnership interest of the RCA OP designated as either an OP unit or a GP unit held by RCA and issued and outstanding immediately prior to the Merger Effective Time was automatically converted into 0.385 validly issued units of limited partnership interest of the OP; (iii) each unit of partnership interest of the RCA OP designated as a Class B unit held by RCA’s advisor and a sub-advisor issued and outstanding immediately prior to the Effective Time was converted into the Partnership Merger Consideration; and (iv) the interest in the RCA OP of the special limited partner of the RCA OP, an affiliate of AR Global, was redeemed for a cash payment, determined in accordance with the existing terms of the RCA OP’s agreement of limited partnership.
At the Merger Effective Time, the Company issued approximately 38.2 million shares of Common Stock as Stock Consideration and paid approximately $94.5 million as Cash Consideration. Additionally, in connection with the Merger, and subject to the terms and conditions of the Merger Agreement, 189,164 shares of RCA Common Stock owned by AR Global and its affiliates were exchanged for 72,828 shares of Common Stock, 202 RCA OP units held by AR Global and its affiliates were exchanged for 86 OP Units and the interest in the RCA OP of the special limited partner of the RCA OP was redeemed for a cash payment of approximately $2.8 million.
Advisor
In connection with entering into the Merger Agreement, the Company entered into the Third Amended and Restated Advisory Agreement by and among the Company, the OP and our Advisor (the “Third A&R Advisory Agreement”), which became effective at the Merger Effective Time.
The initial term of the Third A&R Advisory Agreement expires on April 29, 2035, the twentieth anniversary of Amended and Restated Advisory Agreement, which was superseded Second Amended and Restated Advisory Agreement (the “Former Advisory Agreement”) on July 20, 2015. This term is automatically renewed for an additional twenty-year term upon expiration unless the Third A&R Advisory Agreement is terminated (1) in accordance with an Internalization (as defined below), (2) by the Company or the Advisor with cause, without penalty, with 60 days’ notice, (3) by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under the Third A&R Advisory Agreement or (b) any material breach of the Third A&R Advisory Agreement of any nature whatsoever by the Company, or (4) by the Advisor in connection with a change of control of the Company. Upon the termination of the Third A&R Advisory Agreement, the Advisor will be entitled to receive from the Company all amounts due to the Advisor, as well as the then-present fair market value of the Advisor’s interest in the Company.
The Third A&R Advisory Agreement grants the Company the right to internalize the services provided under the Third A&R Advisory Agreement (“Internalization”) pursuant to a notice received by the Advisor after January 1, 2018 as long as (i) more than 67% of the Company’s independent directors have approved the Internalization; and (ii) the Company pays the Advisor a specified internalization fee pursuant to the terms of the Third A&R Advisory Agreement, which is equal to $15 million plus either (x) if the Internalization occurs on or before December 31, 2028, Subject Fees multiplied by 4.5 and (y) if the Internalization occurs on or after January 1, 2029, Subject Fees multiplied by 3.5 plus 1% of the purchase price of each acquisition or merger that occurs between the date of the notice of Internalization received by the Advisor and the Internalization or 1% of the cumulative net proceeds of any equity raised by the Company between the end of the fiscal quarter in which notice was received and the Internalization. The “Subject Fees” are equal to (i) the product of four multiplied by the sum of   (A) the actual base management fee plus (B) the actual variable management fee, in each of clauses (A) and (B), payable for the fiscal quarter in which the notice of Internalization is received by the Advisor, plus, (ii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised in respect of the fiscal quarter in which the notice of Internalization is received by the Advisor. Up to 10% of the internalization fee may be payable in shares of Common Stock subject to certain conditions.
Under the Former Advisory Agreement, which was in effect during the period from January 1, 2017 through the Merger Effective Time, and the Third A&R Advisory Agreement, which has been in effect since the Merger Effective Time, the Company was required to pay our Advisor a base management fee and a variable management fee.
Under the Third A&R Advisory Agreement, the base management fee was increased from $18 million annually to (i) $21 million annually for the first year following the Merger Effective Time; (ii) $22.5 million annually for the second year following the Merger Effective Time; and (iii) $24 million annually for the remainder of the term of the Third A&R Advisory Agreement. The variable portion of the base management fee paid to the Advisor changed from a quarterly payment of an aggregate annual amount of 0.375% of the cumulative net proceeds of any equity raised after the Company lists its Common Stock on a national securities exchange to a monthly payment of an aggregate annual amount equal to 1.25% of the cumulative net proceeds of any equity raised by the Company (including certain convertible debt, proceeds from the Company’s distribution reinvestment plan and any cumulative Core Earnings (as defined in the Third A&R Advisory Agreement) in excess of distributions paid on Common Stock but excluding equity based compensation and proceeds from an Specified Transaction (as defined below) after the Merger Effective Time). If the Company acquires (whether by merger, consolidation or otherwise) any REIT, other than RCA, that is advised by an entity that is wholly-owned, directly or indirectly, by AR Global, other than any joint venture (a “Specified Transaction”), the fixed portion of the base management fee will be increased by an amount equal to the consideration paid for the acquired company’s equity multiplied by 0.0031, 0.0047 and 0.0062 for years one, two and three and thereafter, respectively, following the Specified Transaction. The base management fee is payable to the Advisor or its assignees in cash, OP Units or shares, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any OP Unit or share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.
During the year ended December 31, 2017, the Company paid the Advisor $2.3 million and $18.6 million in base management fees under the Former Advisory Agreement and the Third A&R Advisory Agreement, respectively.
In addition, under the Third A&R Advisory Agreement and the Former Advisory Agreement, the Company is required to pay our Advisor a variable management fee equal to the product of  (1) the fully diluted shares of Common Stock outstanding multiplied by (2) (x) 15.0% of the applicable quarter’s Core Earnings (as defined below) per share in excess of  $0.375 per share plus (y) 10.0% of the applicable quarter’s Core Earnings per share in excess of  $0.50 per share, in each case as adjusted for changes in the number of shares of Common Stock outstanding. Core Earnings is defined as, for the applicable period, net income or loss, computed in accordance with GAAP, excluding non-cash equity compensation expense, the variable management fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and approved by a majority of the independent directors). The variable management fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.
The Company did not pay any variable management fee during the year ended December 31, 2017.
Under the Former Advisory Agreement the Advisor was, and continues to be under the Third A&R Advisory Agreement, reimbursed for services provided for which it incurs investment-related expenses, or insourced expenses. The amount reimbursed for insourced expenses cannot exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimbursed, and continues to reimburse, the Advisor for third party acquisition expenses.
In no event will the total of all acquisition expenses payable with respect to the Company’s portfolio of investments or reinvestments exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments, and this threshold has not been exceeded through December 31, 2017. During the year ended December 31, 2017, the Company reimbursed the Advisor for $0.2 million in acquisition expenses.
The Company reimburses our Advisor’s costs of providing administrative services, but may not reimburse our Advisor for personnel costs in connection with services for which our Advisor receives acquisition fees, acquisition expenses or real estate commissions. We do not reimburse the Advisor for salaries, bonuses or benefits paid to our executive officers. For the year ended December 31, 2017, we reimbursed our Advisor $7.8 million for administrative services.
Under the Former Advisory Agreement, the Advisor was paid a brokerage commission on the sale of property, not to exceed the lesser of 2.0% of the contract sale price of the property and one-half of the total brokerage commission paid, if a third party broker was also involved; provided, however, that in no event could the real estate commissions paid to the Advisor, its affiliates and unaffiliated third parties exceed the lesser of 6.0% of the contract sales price and a reasonable, customary and competitive real estate commission, in each case, payable to the Advisor if the Advisor or its affiliates, as determined by a majority of the independent directors, provided a substantial amount of services in connection with the sale. During the period from January 1, 2017 to the Merger Effective Time, the Company did not incur any real estate commissions from the Advisor for its services in connection with the sale of real estate investments. The Third A&R Advisory Agreement does not require payment of a real estate commission.
In connection with asset management services provided by our Advisor prior to April 14, 2015, 1,052,420 performance-based restricted, forfeitable partnership units of the OP designated as “Class B Units” were issued to the Advisor, all of which remain outstanding and are held by the Advisor as of the date of this Proxy Statement. Our Advisor receives distributions on unvested Class B Units equal to the distribution amount received on the same number of shares of Common Stock. The Class B Units were intended to be profit interests and will vest, and no longer be subject to forfeiture, at such time as: (a) the value of the OP’s assets plus all distributions made equals or exceeds the total amount of capital contributed by investors plus a 6.0% cumulative, pretax, non-compounded annual return thereon (the “economic hurdle”); (b) any one of the following events occurs concurrently with or subsequently to the achievement of the economic hurdle described above: (i) a listing; (ii) a transaction to which the Company or the OP, is a party, as a result of which OP Units or the Common Stock are exchanged for, or converted into, the right, or the holders of such securities are otherwise entitled, to receive cash, securities or other property or any combination thereof; or (iii) the termination of the Third A&R Advisory Agreement without cause; and (c) our Advisor pursuant to the Third A&R Advisory Agreement is providing services to the Company immediately prior to the occurrence of an event of the type described in clause (b) above, unless the failure to provide such services is attributable to the termination without cause of Third A&R Advisory Agreement by an affirmative vote of a majority of the Company’s independent directors after the economic hurdle described above has been met. Unvested Class B Units will be forfeited immediately if: (x) the Third A&R Advisory Agreement is terminated for any reason other than a termination without cause; or (y) the Third A&R Advisory Agreement is terminated without cause by an affirmative vote of a majority of the Board of Directors before the economic hurdle described above has been met.
Moreover, the limited partnership agreement of the OP requires the OP to pay a performance-based distribution to American Finance Special Limited Partner, LLC (the “Special Limited Partner”), an affiliate of AR Global, or its assignees if we terminate Third A&R Advisory Agreement, even for poor performance by our Advisor or in connection with an internalization of management. The amount of this distribution is generally equal to 15.0% of the amount by which the sum of the fair market value of the Company’s assets minus debt plus distributions exceeds the sum of the aggregate capital contributed by investors plus an amount equal to an annual 6.0% cumulative, pre-tax, non-compounded annual return to investors. A similar distribution is also payable in connection with a Listing and in respect of Special Limited Partner’s participation in net sales proceeds. See “—Listing Arrangements — Listing Note.” However, the Special Limited Partners is not entitled to receive any part of this distribution that has already been paid under other circumstances, such as a termination of the Third A&R Advisory Agreement.
Property Manager
Our Property Manager is responsible for the management and leasing of our properties. On September 6, 2016, the date of the Merger Agreement, RCA’s former property manager and leasing agent assigned RCA’s existing property management agreement (as amended and restated in connection with the execution of the Merger Agreement and further amended from time to time, the “Multi-Tenant Property Management Agreement”) and existing leasing agreement (as amended and restated in connection with the execution of the Merger Agreement, the “Multi-Tenant Leasing Agreement”) to the Property Manager. The Multi-Tenant Property Management Agreement and the Multi-Tenant Leasing Agreement became effective at the Merger Effective Time.
The Multi-Tenant Property Management Agreement provides that, unless a property is subject to a separate property management agreement with the Property Manager, the Property Manager is the sole and exclusive property manager for (1) the properties owned by RCA prior to the Merger, and (2) any existing anchored, retail properties, such as power centers and lifestyle centers, acquired by the Company after the Merger Effective Time and during the term of the Multi-Tenant Property Management Agreement and the Multi-Tenant Leasing Agreement, (the “Multi-Tenant Properties”). In December 2017, in connection with a $210.0 million mortgage loan secured by 12 of the Company’s anchored, stabilized core retail properties, the Company entered into 12 identical property management agreements with the Property Manager, the substantive terms of which are substantially identical to the terms of the Multi-Tenant Property Management Agreement, except they do not provide for the transition fees described below.
The Multi-Tenant Property Management Agreement provides that the Property Manager is entitled to a management fee equal to 4% of the gross rental receipts from the Multi-Tenant Properties, including common area maintenance reimbursements, tax and insurance reimbursements, percentage rental payments, utility reimbursements, late fees, vending machine collections, service charges, rental interruption insurance, and a 15% administrative charge for common area expenses.
The Property Manager was paid $4.4 million with respect to these fees and reimbursements during the year ended December 31, 2017.

In addition, the Property Manager is entitled to transition fees of up to $2,500 for each Multi-Tenant Property managed, a construction fee equal to 6% of construction costs incurred, if any, and reimbursement of all expenses specifically related to the operation of a RCA Property, including compensation and benefits of property management, accounting, lease administration, executive and supervisory personnel of the Property Manager, and excluding expenses of the Property Manager’s corporate and general management office and excluding compensation and other expenses applicable to time spent on matters other than the Multi-Tenant Properties.
The Property Manager was paid $1.2 million with respect to these fees and reimbursements during the year ended December 31, 2017.
Pursuant to the Multi-Tenant Leasing Agreement, the Company may, under certain circumstances and subject to certain conditions, pay the Property Manager a leasing fee for services in leasing Multi-Tenant Properties to third parties. During the year ended December 31, 2017, the Company incurred $1.7 million in leasing fees to the Property Manager pursuant to the Multi-Tenant Leasing Agreement.
In addition, also in connection with entering into the Merger Agreement, the Company entered into an amendment and restatement of its existing property management and leasing agreement with the Property Manager (the “Property Management Agreement”), under which the properties owned by the Company prior to the Merger and any double- and triple-net leased single tenant properties acquired by the Company after the Merger Effective Time have been and will be managed. The amendment and restatement did not change the substantive terms of the Property Management Agreement, which permit the Property Manager to subcontract its duties to third parties and provide that the Company is responsible for all costs and expenses of managing the properties, except for general overhead and administrative expenses of the Property Manager.
The Property Manager was not paid any amounts from the Company under the Property Management Agreement for the year ended December 31, 2017.
The Multi-Tenant Property Management Agreement, the Multi-Tenant Leasing Agreement and the Property Management Agreement each have an initial term ending October 1, 2018, with automatic renewal for successive one-year terms unless terminated 60 days prior to the end of a term or terminated for cause due to material breach of the agreement, fraud, criminal conduct or willful misconduct, insolvency or bankruptcy of the Property Manager.
Listing Arrangements
Our Common Stock is not currently traded on a national securities exchange. We are presently approved to list our Common Stock on Nasdaq under the symbol “AFIN,” subject to the Company being in compliance with all applicable listing standards on the date trading begins. While we intend to list our Common Stock at a time yet to be determined by the Board of Directors, there can be no assurance as to when or if our Common Stock will commence trading or of the price at which our Common Stock may trade.
See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders —  Compensation of Directors” for details regarding director compensation upon a Listing.
Listing Note
Upon Listing, the OP will be required to issue a note (the “Listing Note”) to the Special Limited Partner to evidence the OP’s obligation to distribute to the Special Limited Partner an aggregate amount (the “Listing Amount”) equal to 15.0% of the difference (to the extent the result is a positive number) between:
•
the sum of  (i) the “market value” (as defined in the Listing Note) of the Common Stock plus (ii) the sum of all distributions or dividends (from any source) paid by the Company to its stockholders prior to the Listing; and

•
the sum of  (i) the gross proceeds (“Gross Proceeds”) of all public and private offerings, including issuance of the Common Stock pursuant to a merger or business combination (an “Offering”) as of the date of the Listing is plus (ii) the total amount of cash that, if distributed to those stockholders who purchased shares of Common Stock in an Offering prior to the Listing, would have provided those stockholders a 6.0% cumulative, non-compounded, pre-tax annual return (based on a 365-day year) on the Gross Proceeds.
The “market value” used to calculate the Listing Amount will not be determinable until the end of a measurement period, the period of 30 consecutive trading days, commencing on the 180th day following the Listing, unless another liquidity event, such as a merger, occurs prior to the end of the measurement period. If another liquidity event occurs prior to the end of the measurement period, the Listing Note provides for appropriate adjustment to the calculation of the Listing Amount.
The Special Limited Partner will have the right to receive distributions of  “Net Sales Proceeds,” as defined in the Listing Note, until the Listing Note is paid in full; provided that, the Special Limited Partner has the right, but not the obligation, to convert the entire Special Limited Partner interest into OP Units.
Multi-Year Outperformance Agreement
On April 29, 2015, the Board of Directors approved, effective upon a Listing, the general terms of a Multi-Year Outperformance Agreement (the “OPP”) to be entered into among the Company, the OP and the Advisor. Also on April 29, 2015, the Board of Directors approved, effective upon a Listing, an amendment and restatement of the limited partnership agreement of the OP (the “A&R OP Agreement”) to conform more closely with agreements of limited partnership of other operating partnerships controlled by real estate investment trusts whose securities are publicly traded and listed, and to add long term incentive plan units (“LTIP Units”) as a new class of units of limited partnership in the OP, in addition to the existing OP Units and Class B Units.
Under the OPP, the Advisor may be issued LTIP Units with a maximum award value equal to 5% of the Company’s market capitalization (the “OPP Cap”) on the date of Listing (the “Effective Date”). As described above, The LTIP Units will be structured as profits interest in the OP. The Advisor will be eligible to earn a number of LTIP Units with a value up to the OPP Cap based on the Company’s achieving certain levels of total return to its stockholders (“Total Return”) on both an absolute basis and a relative basis measured against a peer group of companies to be confirmed at Listing, for the three-year period commencing on the Effective Date (the “Performance Period”); each 12-month period in the Performance Period (each such period, a “One-Year Period”); and the initial 24-month period of the Performance Period (the “Two-Year Period”), as follows:
	Three-Year Period	Each One-Year Period	Two-Year Period
Absolute Component: 4% of any excess Total Return attained above an absolute hurdle measured from the beginning of such period as follows:	21%	7%	14%
Relative Component: 4% of any excess Total Return attained above the Total Return for the performance period of the peer group, subject to a ratable sliding scale factor as follows based on achieving cumulative Total Return measured from the beginning of the period:
• 100% will be earned if cumulative Total Return achieved is at least:	18%	6%	12%
• 50% will be earned if cumulative Total Return achieved is:	0%	0%	0%
• 0% will be earned if cumulative Total Return achieved is less than:	0%	0%	0%
• a percentage from 50% to 100% calculated by linear interpolation will be earned if the cumulative Total Return achieved is between:	0% – 18%	0% – 6%	0% – 12%

The potential outperformance award would be calculated at the end of each One-Year Period, the Two-Year Period and the Performance Period. The award earned for the Performance Period would be based on the formula in the table above less any awards earned for the Two-Year Period and One-Year Periods, but not less than zero; the award earned for the Two-Year Period would be based on the formula in the table above less any award earned for the first and second One-Year Period, but not less than zero. Any LTIP Units that are unearned at the end of the Performance Period will be forfeited.
Subject to Advisor’s continued service through each vesting date, one third of any earned LTIP Units would vest on each of the third, fourth and fifth anniversaries of the Effective Date. Until such time as the LTIP Units are fully earned in accordance with the provisions of the OPP, the LTIP Units would be entitled to distributions equal to 10% of the distributions made on OP Units. After the LTIP Units are fully earned, they are entitled to a catch-up distribution at the end of the Performance Period equal to the accrued distributions earned during the Performance Period, less distributions paid during the Performance Period. After this catch-up distribution, the LTIP Units would be entitled to the same distributions as the OP Units. At the time the Advisor’s average capital account balance with respect to an LTIP Unit is economically equivalent to the average capital account balance of an OP Unit, the LTIP Unit has been earned and it has been vested for 30 days, the holder, in its sole discretion, will be entitled to convert such LTIP Unit into an OP Unit in accordance with the provisions of the A&R OP Agreement. After owning an OP Unit for one year, OP Unit holders generally may, subject to certain restrictions and in accordance with the A&R OP Agreement, exchange OP Units for the cash value of a corresponding number of shares of our Common Stock or, at the option of the Operating Partnership, a corresponding number of shares of our Common Stock.
The OPP provides for early calculation of LTIP Units earned and for the accelerated vesting of any earned LTIP Units in the event Advisor is terminated by the Company or in the event the Company incurs a change in control, in either case prior to the end of the Performance Period. The OPP also provides for accelerated vesting of earned LTIP Units in the event Advisor is terminated or in the event of a change in control of the Company on or following the end of the Performance Period.
Investment Allocation Agreement
We are party to an investment opportunity allocation agreement (the “Global Allocation Agreement”) with GNL, which is a NYSE-listed REIT sponsored and advised by affiliates of AR Global. Pursuant to the Global Allocation Agreement, each opportunity to acquire one or more domestic retail or distribution properties will be presented first to us, and each opportunity to acquire one or more domestic office or industrial properties will be presented first to GNL, and will be presented to us only after GNL has determined not to acquire the property.
Indemnification Agreements
We have entered into an indemnification agreement with each of our directors and officers, and certain former directors and officers, providing for indemnification of such directors and officers to the extent permitted by Maryland law and our Charter. No amounts have been paid by us to these individuals pursuant to these indemnification agreements through the date of this Proxy Statement.
Affiliated Transaction Best Practices Policy
Pursuant to AR Global’s affiliated transaction best practices policy, which was approved by our Board, we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the AR Global group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by any of the individuals who share control of the AR Global group of companies, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to our stockholders and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that we retain a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to our percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.
Certain Conflict Resolution Procedures
Every transaction that we enter into with our Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.
Our nominating and corporate governance committee reviews the material transactions between the Advisor, AR Global and their respective affiliates, on the one hand, and us, on the other hand. The nominating and corporate governance committee has determined that all our transactions with our Advisor, AR Global and their respective affiliates during the year ended December 31, 2017 were fair and were approved in accordance with the applicable Company policies. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”
In addition, the Third A&R Advisory Agreement contains certain provisions related to our ability to enter into transactions with the Advisor and its affiliates:
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If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then such transaction shall be approved by a majority of our f directors not otherwise interested in such transaction, including a majority of our independent directors.

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We may make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments (“Joint Ventures”), unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

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We may enter into Joint Ventures with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

In addition to the foregoing, we entered into the Global Allocation Agreement with GNL. See “— Investment Allocation Agreement.”

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2017. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of American Finance Trust, Inc.:
We have reviewed and discussed with management American Finance Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2017.
We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in American Finance Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017.
Audit Committee
Stanley R. Perla (chair)
David Gong
Lisa D. Kabnick
Leslie D. Michelson

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
In accordance with our Charter, the Board of Directors is divided into three staggered classes of directors. Our Board of Directors has determined the initial members of each class effective at the Annual Meeting. At the Annual Meeting, two Class I directors will be elected to serve until the 2021 Annual Meeting and until their successors are duly elected and qualify. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies.
The Board of Directors has nominated Stanley R. Perla and Governor Edward G. Rendell for election as Class I directors at the Annual Meeting, to serve until our 2021 Annual Meeting and until their successors are duly elected and qualify.
The proxy holder named on the proxy card intends to vote “FOR” the election of Mr. Perla and Gov. Rendell as Class I directors. The election of the Class I Directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Perla or Gov. Rendell will be unable to serve if elected. If, at the time of the Annual Meeting, either Mr. Perla or Gov. Rendell should become unable to serve, shares represented by proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy will be voted “FOR” a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF STANLEY R. PERLA AND EDWARD G. RENDELL AS CLASS I DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2021 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2018. KPMG has audited our consolidated financial statements every year since the year ended December 31, 2014. KPMG reports directly to our audit committee.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of KPMG, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of KPMG will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
Fees for professional services billed by KPMG for the years ended December 31, 2016 and December 31, 2017 were as follows:
Audit Fees
Audit fees billed by KPMG for the years ended December 31, 2016 and December 31, 2017 were $992,205 and $1,863,541, respectively.
Audit Related Fees
There were no audit related fees billed by KPMG for the years ended December 31, 2016 or December 31, 2017.
Tax Fees
There were no tax fees billed by KPMG for the years ended December 31, 2016 or December 31, 2017.
All Other Fees
There were no other fees billed by KPMG for the years ended December 31, 2016 or December 31, 2017.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by KPMG were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock of the Company to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2017, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely satisfied.
In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and ten percent stockholders.

CODE OF ETHICS
The Board of Directors adopted a Code of Business Conduct and Ethics effective as of March 22, 2013 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.americanfinancetrust.com by clicking on “Investors Relations — Corporate Governance — Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, New York 10022, Attention: Secretary. A waiver of the Code of Ethics for our chief executive officer, chief financial officer, chief accounting officer or controller may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2018 ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2019 Annual Meeting, the proposal must be received at our principal executive offices by 5:00 p.m. Eastern Time on December 12, 2018. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for our 2019 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our current bylaws, for a stockholder proposal to be properly submitted for presentation at our 2019 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 12, 2018 and ending at 5:00 p.m. Eastern Time, on December 12, 2018. Additionally, a stockholder proposal must contain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: American Finance Trust, Inc., 405 Park Avenue, 4th Floor, New York, NY 10022, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Katie P. Kurtz Katie P. Kurtz Chief Financial Officer, Secretary and Treasurer

AMERICAN FINANCE TRUST, INC.405 PARK AVE., 4TH FLOORNEW YORK, NY 10022 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com/AFIN or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 P.M. Eastern Time the day before the cut-off dateor meeting date. Follow the instructions to obtain your records and to create anelectronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions. VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E45407-Z72389 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AMERICAN FINANCE TRUST, INC. The Board of Directors recommends you vote FOR thefollowing proposals: 1. Election of Directors Nominees for Class I Directors: For Against Abstain 1a. Stanley R. Perla 1b. Edward G. Rendell1. 2. Ratification of the appointment of KPMG LLP as the Company's independent registered accounting firm for the year ending December 31, 2018. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/AFIN. E45408-Z72389 American Finance Trust, Inc.Annual Meeting of StockholdersMay 31, 2018 2:30 PMThis proxy is solicited by the Board of DirectorsThe undersigned stockholder of American Finance Trust, Inc., a Maryland corporation (the “Company”), hereby appointsEdward M. Weil, Jr. and Katie P. Kurtz, and each of them, as proxies for the undersigned with full power of substitutionin each of them, to attend the Annual Meeting of Stockholders of the Company to be held at The Core Club, located at66 E. 55th Street, New York, New York on May 31, 2018, commencing at 2:30 p.m., local time, and any and all postponementsor adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwiseto represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof, with all power possessedby the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before theAnnual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of theaccompanying proxy statement, each of which are hereby incorporated by reference, and revokes any proxy heretofore givenwith respect to such meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in themanner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be castby the undersigned stockholder will be cast “FOR” each of the Proposals, as more particularly described in the proxystatement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on anyother matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. Atthe present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side